ABERDEEN FUNDS

     Aberdeen Select Equity Fund
 Aberdeen Select Mid Cap Growth Fund
 Aberdeen Select Small Cap Fund
 Aberdeen Hedged Core Equity Fund
 Aberdeen Small Cap Opportunities Fund
 Aberdeen Small Cap Growth Fund
Aberdeen Small Cap Value Fund

     Supplement to the Aberdeen Funds Equity Series Prospectus dated June 23, 2008 and
Statement of Additional Information dated June 23, 2008, as amended October 2, 2008.

          On December 8, 2008, the Board of Trustees of Aberdeen Funds approved a plan to liquidate, as of January 23, 2009 the following funds: Aberdeen Select Equity Fund, Aberdeen Select Mid Cap Growth Fund, Aberdeen Select Small Cap Fund, Aberdeen Hedged Core Equity Fund, Aberdeen Small Cap Opportunities Fund, Aberdeen Small Cap Growth Fund, and Aberdeen Small Cap Value Fund (each a “Fund,” and collectively the “Funds”).

          Effective as of December 10, 2008, the Funds will no longer accept investments from new investors. Effective at the close of business on December 12, 2008, the Funds will no longer accept additional investments from current shareholders, including investments through automatic or systematic investment plans. At that time, the Funds may depart from stated investment objectives and policies in preparation for the distribution of assets to their shareholders.

         At any time prior to January 23, 2009 (the Liquidation Date), Fund shareholders may redeem all or a portion of their shares or exchange their Fund shares for shares in the corresponding class of another Aberdeen Fund pursuant to procedures set forth in each Fund’s prospectus.

         One or more of the Funds may make one or more distributions of income and/or net capital gains prior to the Liquidation Date in order to eliminate Fund-level taxes.

         The liquidation of the Funds, like any redemption of Fund shares, will constitute a sale upon which a gain or loss may be recognized for state and federal income tax purposes depending on the type of account and the adjusted cost basis of the investor’s shares.

        If you own shares of any of these Funds in a tax deferred account (for example, a retirement account) you must take action to avoid tax penalties. If you have any questions, please contact your tax advisor to discuss or contact Aberdeen Funds Shareholder Services at 866-667-9231.

         If you wish to exchange your shares into another Aberdeen Fund, or would like to request additional copies of a Fund’s Prospectus or Statement of Additional Information please call Aberdeen Funds Shareholder Services at 866-667-9231.

THIS SUPPLEMENT IS DATED DECEMBER 9, 2008.

Please keep this supplement for future reference.